Significant acquisition and disposition	12 Months Ended
Oct. 31, 2024
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Significant acquisition and disposition

Note 6 Significant acquisition and disposition
Acquisition
HSBC Bank Canada
On March 28, 2024, we completed the acquisition of HSBC Bank Canada (HSBC Canada). The acquisition of HSBC Canada (the HSBC Canada transaction) gives us the opportunity to enhance our existing businesses in line with our strategic goals and better positions us to be the bank of choice for commercial clients with international needs, newcomers to Canada and globally connected clients. HSBC Canada results have been consolidated from the closing date and are included in our Personal Banking, Commercial Banking, Wealth Management and Capital Markets segments.
Total consideration of $15.5 billion in cash included $13.5 billion for 100% of the common shares of HSBC Canada, $2.1 billion for the preferred shares and subordinated debt held directly or indirectly by HSBC Holdings plc, $(0.5) billion for the settlement of pre-existing relationships with HSBC Canada and $0.4 billion for an additional amount that accrued from August 30, 2023 to the closing date. This additional amount was calculated based on the $13.5 billion all-cash purchase price for the common shares of HSBC Canada and the Canadian Overnight Repo Rate Average. Relatedly, under a locked box mechanism, HSBC Canada’s earnings from June 30, 2022 to the closing date accrued to RBC and were reflected in the acquired net assets on closing.
During the fourth quarter of 2024, we finalized our purchase price allocation and recognized an increase in goodwill of $98 million. Our purchase price allocation assigned $108.1 billion to assets and $99.1 billion to liabilities on the acquisition date. Goodwill of $6.5 billion reflects the expected expense synergies from our Personal Banking, Commercial Banking, Wealth Management and Capital Markets operations, expected growth of the platforms, and the ability to cross-sell products between segments. Goodwill is not deductible for tax purposes.
The following table presents the estimated fair value of the assets acquired and liabilities assumed as at the acquisition date. As a result of the finalization of the purchase price allocation, certain amounts have been revised from those previously presented.

(Millions of Canadian dollars, except percentage amounts)
Percentage of shares acquired	100%
Purchase consideration	$15,488
Fair value of identifiable assets acquired
Cash and due from banks	$2,772
Securities
Trading	1,110
Investment	21,305
Loans (1)
Retail (2)	35,351
Wholesale	39,282
Derivatives	3,365
Intangible assets (3)	2,342
Other (4)	2,570
Total fair value of identifiable assets acquired	$108,097
Fair value of identifiable liabilities assumed
Deposits
Personal	42,037
Business and government (2)	44,211
Obligations related to assets sold under repurchase agreements and securities loaned	5,664
Derivatives	3,541
Other (5)	3,692
Total fair value of identifiable liabilities assumed	$99,145
Fair value of identifiable net assets acquired	$8,952
Goodwill	6,536
Total purchase consideration	$15,488

(1)	The fair value of loans reflects estimates of incurred and expected future credit losses as at the acquisition date and interest rate premiums or discounts relative to prevailing market rates. As at March 28, 2024, the gross contractual value of the loans was $75,752 million. The estimate of contractual cash flows not expected to be collected was $575 million, of which $135 million related to purchased credit-impaired loans.
(2)	Loans – Retail includes $1.7 billion of Canadian residential mortgages sold with recourse to a mutual fund that do not qualify for derecognition, and Deposits – Business and government includes $1.7 billion of the related secured borrowing liability.
(3)	Intangible assets include $1,972 million of core deposit intangibles and $111 million of customer relationships, which are amortized on a straight-line basis over estimated useful lives of 7 years, and $259 million of mutual fund management contracts with indefinite useful lives.
(4)	Includes Assets purchased under reverse repurchase agreements and securities borrowed, Customers’ liability under acceptances, and Other assets.
(5)	Includes Acceptances, Obligations related to securities sold short, and Other liabilities.

Since the acquisition date, the HSBC Canada transaction contributed revenue of $1,716 million and net income of $453 million to RBC’s consolidated results. The net income of $453 million includes initial PCL on purchased performing financial assets of $200 million ($145 million after-tax).
Assuming we acquired HSBC Canada on November 1, 2023, using the same fair value estimates and not reflecting any potential synergies, we estimate that RBC’s consolidated revenue and net income for the year ended October 31, 2024 would be $58.6 billion and $16.6 billion, respectively.
RBC’s consolidated results include transaction and integration costs of $960 million for the year ended October 31, 2024, recognized in Non-interest expense.
Disposition
Wealth Management
On July 3, 2023, we completed the sale of the European asset servicing activities of RBC Investor Services
®
and its associated Malaysian centre of excellence to CACEIS, the asset servicing banking group of Crédit Agricole S.A. and Banco Santander, S.A. As a result of the transaction, we recorded a pre-tax gain on disposal of $69 million in Non-Interest income within the Wealth Management segment ($77 million after-tax).
On December 1, 2023, we completed the sale of the RBC Investor Services business in Jersey to CACEIS. On March 25, 2024, we completed the sale of the business of the U.K. branch of RBC Investor Services Trust to CACEIS. The transactions did not have a significant impact on our Consolidated Statements of Income.